Exhibit 10.1

Confirmed Copy

EXECUTION VERSION

FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of May 25, 2010, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”), and AXCELIS TECHNOLOGIES, INC. (“ATI”) and AXCELIS TECHNOLOGIES CCS CORPORATION, each a Delaware corporation with offices located at 108 Cherry Hill Drive, Beverly, Massachusetts 01915 (individually and collectively, jointly and severally “Borrower”).

1.              DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 12, 2010, evidenced by, among other documents, a certain Amended and Restated Loan and Security Agreement dated as of March 12, 2010, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.              DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the intellectual property as described in a certain Amended and Restated Intellectual Property Security Agreement dated as of March 12, 2010, between ATI and Bank (as amended, the “IP Security Agreement”) (together with any other documents granting collateral security to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.              DESCRIPTION OF CHANGE IN TERMS.

A.            Modifications to Loan Agreement.

1.              The Loan Agreement shall be amended by deleting the following, appearing as Section 6.9(b) thereof, in its entirety:

“(b)         Maximum Quarterly Net Losses.   Borrower and its Subsidiaries, on a consolidated basis, shall not suffer any Net Loss in excess of: (i) $13,000,000 for the fiscal quarter ending March 31, 2010; (ii) $8,500,000 for the fiscal quarter ending June 30, 2010; (iii) $8,500,000 for the fiscal quarter ending September 30, 2010; and (iv) $5,000,000 for the fiscal quarter ending December 31, 2010 and each fiscal quarter thereafter.”

and inserting in lieu thereof the following:

“(b)         Maximum Quarterly Net Losses.   Borrower and its Subsidiaries, on a consolidated basis, shall not suffer any Net Loss in excess of: (i) $13,000,000 for the fiscal quarter ending March 31, 2010; (ii) $24,000,000 for the trailing six (6) month period ending on the last day of the fiscal quarter ending June 30, 2010; (iii) $23,500,000 for the trailing six (6) month period ending on the last day of the fiscal quarter ending September 30, 2010; (iv) $13,500,000 for the trailing six (6) month period ending on the last day of the fiscal quarter ending December 31, 2010; and (v) $5,000,000 for the trailing six (6) month period ending on the last day of the fiscal quarter ending March 31, 2011, and as of the last day of each quarter thereafter, for the trailing six (6) month period ending on the last day of the applicable fiscal quarter.”

2.              The Compliance Certificate appearing as Exhibit B to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.

4.              FEES.  Borrower shall pay to Bank a modification fee equal to Thirty Five Thousand Dollars ($35,000), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.              RATIFICATION OF IP SECURITY AGREEMENT.  ATI hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement, and acknowledges, confirms and agrees that said IP Security Agreement contains an accurate and complete listing of all registered intellectual property as described in said IP Security Agreement and shall remain in full force and effect.

6.              RATIFICATION OF PERFECTION CERTIFICATE.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of March 12, 2010 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Perfection Certificate have not changed in any material respect, as of the date hereof.

7.              CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8.              RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9.              NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10.       CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

11.       CONFIDENTIALITY.  Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower.  The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

12.       COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:		BANK:

AXCELIS TECHNOLOGIES, INC.		SILICON VALLEY BANK

By:	/s/ Mary G. Puma	By:	/s/ Michael Quinn

Name: Mary G. Puma		Name: Michael Quinn

Title: President		Title: Vice President

AXCELIS TECHNOLOGIES CCS CORPORATION

By:	/s/ Mary G. Puma

Name: Mary G. Puma

Title: President

The undersigned, Fusion Technology International, Inc., ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Amended and Restated Unconditional Guaranty dated March 12, 2010 (the “FTI Guaranty”) and acknowledges, confirms and agrees that the FTI Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

FUSION TECHNOLOGY INTERNATIONAL, INC.

By:	/s/ Mary G. Puma

Name: Mary G. Puma

Title: President

The undersigned, Fusion Investments, Inc., ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Amended and Restated Unconditional Guaranty dated March 12, 2010 (the “FI Guaranty”) and acknowledges, confirms and agrees that the FI Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

FUSION INVESTMENTS, INC.

By:	/s/ Mary G. Puma

Name: Mary G. Puma

Title: President

The undersigned, High Temperature Engineering Corporation, ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Amended and Restated Unconditional Guaranty dated March 12, 2010 (the “HTEC Guaranty”) and acknowledges, confirms and agrees that the HTEC Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

HIGH TEMPERATURE ENGINEERING CORPORATION

By:	/s/ Mary G. Puma

Name: Mary G. Puma

Title: President

The undersigned, Axcelis Technologies (Israel), Inc., ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Amended and Restated Unconditional Guaranty dated March 12, 2010 (the “ATI Guaranty”) and acknowledges, confirms and agrees that the ATI Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

AXCELIS TECHNOLOGIES (ISRAEL), INC.

By:	/s/ Mary G. Puma

Name: Mary G. Puma

Title: President

EXHIBIT A

EXHIBIT B - COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	Axcelis Technologies, Inc. and Axcelis Technologies CCS Corporation

The undersigned authorized officer of Axcelis Technologies, Inc. and Axcelis Technologies CCS Corporation (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between, inter alia, Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                                with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Domestic Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Domestic Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Quarterly consolidated and consolidating and financial statements with Compliance Certificate	Quarterly within 45 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 120 days	Yes No
10-Q, 10-K and 8-K	Within 10 days after filing with SEC	Yes No
A/R & A/P Agings (including EXIM), Inventory reports	Monthly within 30 days	Yes No
Transaction Report	Monthly within 30 days (bi-weekly if borrowing)	Yes No
Monthly consolidated financial statements	Monthly within 45 days (if borrowing)	Yes No

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies

Maintain, tested on a quarterly (unless otherwise indicated) basis:
Adjusted Quick Ratio, at all times (tested quarterly )	1.5:1.0	:1.0	Yes No
Maximum Net Losses

(i) $13,000,000 for the fiscal quarter ending March 31, 2010; (ii) $24,000,000 for the trailing six (6) months ending June 30, 2010; (iii) $23,500,000 for the trailing six (6) months ending September 30, 2010; (iv) $13,500,000 for the trailing six (6) months ending December 31, 2010, and (v) $5,000,000 for the trailing six (6) months ending March 31, 2011, and as of the last day of each quarter thereafter, for the trailing six (6) months ending on the last day of the applicable fiscal quarter.

		$	Yes No

Liquidity (at all times)	$30,000,000	$	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

Schedule 2 attached hereto sets forth all applications for any patent or the registration of any trademark or servicemark made by Borrower since the date of the last Compliance Certificate delivered to Bank.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

AXCELIS TECHNOLOGIES, INC.	BANK USE ONLY

Received by:
By:		AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AXCELIS TECHNOLOGIES CCS CORPORATION		AUTHORIZED SIGNER

Date:
By:
Name:	Compliance Status: Yes No
Title:

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Adjusted Quick Ratio (Section 6.9(a))

Required:		1.5:1.0

Actual:		:1.0

A.		World-wide consolidated Unrestricted cash and Cash Equivalents	$

B.		Accounts	$

C.		Investments at Bank	$
D.		Quick Assets (line A plus line B plus line C)	$

E.		Aggregate value of Obligations to Bank (other than cash secured obligations)	$
F.		Aggregate value of liabilities of Borrower and its Subsidiaries (including all Indebtedness) that matures within one (1) year	$
G.		Deferred Revenue	$
H.		Current Liabilities (the sum of lines E and F, minus line G)	$
I.		Quick Ratio (line D divided by line H)

Is line I equal to or greater than 1.50:1:00?

	☐ No, not in compliance	☐ Yes, in compliance

II.		Maximum Net Losses (Section 6.9(b))

Required:		$13,000,000 for the fiscal quarter ending March 31, 2010
$24,000,000 for Test Period ending June 30, 2010
$23,500,000 for the Test Period ending September 30, 2010
$13,500,000 for the Test Period ending December 31, 2010
$5,000,000 for the Test Period ending March 31, 2011, and as of the last day of each quarter thereafter, for the applicable Test Period.

Actual: $

A.		Aggregate value of Borrower losses	$

Is line A less than or equal to $ ?

	☐ No, not in compliance	☐ Yes, in compliance

III.	Liquidity (Section 6.9(c))

Required:		$30,000,000

Actual:		$

A.	Aggregate Cash and Cash Equivalents at Bank		$

B.	Availability Amount		$
C.	Liquidity (the sum of lines A and B)		$

Is line C less than or equal to $30,000,000?

	☐ No, not in compliance	☐ Yes, in compliance

Schedule 2 to Compliance Certificate

IP Applications

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